Exhibit 10.33

RECOGNITION AGREEMENT WITH DEBT MORTGAGE GUARANTEE CELEBRATING ON ONE PART "INMOBILIARIA CONTEL" VARIABLE CAPITAL LIMITED LIABILITY COMPANY, REPRESENTED IN THIS ACT BY JAN GUNNAR GUNNARSSON TELANDER AND FLAVIO FRANCISCO CONTRERAS ESPINOZA, AND ON THE OTHER HAND, PROGREEN PROPERTIES, INC, A DELAWARE CORPORATION, REPRESENTED BY JAN GUNNAR GUNNARSSON TELANDER, BOTH PARTIES WITH LEGALLY BOUND AND CAPACITY TO CONTRACT IN THIS ACT, SUBJECT TO THE FOLLOWING STATEMENTS AND CLAUSES

BACKGROUND

A) As of February 12, 2016, PROGREEN PROPERTIES, INC, A DELAWARE CORPORATION and "INMOBILIARIA CONTEL" VARIABLE CAPITAL LIMITED LIABILITY COMPANY, they entered into a JOINT VENTURE CONTRACT.

B) The contract described in the above paragraph of this chapter of background in the sixteenth clause, "INMOBILIARIA CONTEL" VARIABLE CAPITAL LIMITED LIABILITY COMPANY pledged to sign a recognition of debt secured by a mortgage in favor of PROGREEN PROPERTIES , INC, a DELAWARE CORPORATION in the amount of $ 300,000.00 Dollars (THREE HUNDRED THOUSAND DOLLARS 00/100 UNITED STATES OF AMERICA).

C) In the sixteenth clause of the aforementioned JOINT VENTURE CONTRACT, was stipulated to be freed from debt, once it has reached the objective of the contract, that is to say, the fulfillment aforementioned Contract.

S T A T E M E N T S

I. - Declares "INMOBILIARIA CONTEL" VARIABLE CAPITAL LIMITED LIABILITY COMPANY, through their representatives:

a) That is a legal entity, incorporated in accordance to Mexican legislation under the designation of "INMOBILIARIA CONTEL", S.R.L. DE C.V. by policy record 1169 dated February 11, 2016, granted before Atty. SIRAK EMMANUEL PEREZ SOLTERO, Public Broker Number 9 located in Baja California.

b) That his client is the owner of the parcel 127 Z-1 P1/1 Ejido Reforma Agraria Integral of the municipality of Ensenada, Baja California, with a surface of 131-81-49.67 HA (One hundred thirty-one hectares eighty-one areas, forty-nine point sixty seven centiares), with the following measurements and boundaries:

NORTH broken line, 1234.63 meters with the Transpeninsular Highway Tijuana-La Paz;
NORTHWEST 976.18 meters with the parcel 135;

SOUTHEAST 1197.33 meters with the parcel 135; and

WEST 1255.28 with the parcel 101.

c) That his Legal Representative Mr. JAN GUNNAR GUNNARSSON TELANDER and FLAVIO FRANCSICO CONTRERAS ESPINOZA have the sufficient powers to compel his client under the terms of this present contract, previous powers were granted to him in the articles of incorporation that relates to the Statement I, section a) and at the date they have not been modified or revoked in any manner.

II. - Declares PROGREEN PROPERTIES, INC, A DELAWARE CORPORATION, through its representative:

a) That is a legal entity, incorporated in accordance to the legislation of the United States of America under the designation of PROGREEN PROPERTIES, INC, A DELAWARE CORPORATION.

b) That his Legal Representative, Mr. JAN GUNNAR GUNNARSSON TELANDER, has the sufficient powers to compel his client in the terms of this present contract.

c) States that its their wishes to enter into this contract.

In view of the above and appearing voluntarily, both parties agree in accordance with the following:

C L A U S E S:

FIRST. - OBJECT. "INMOBILIARIA CONTEL" VARIABLE CAPITAL LIMITED LIABILITY COMPANY, duly represented by their legal representatives JAN GUNNAR GUNNARSSON TELANDER and FLAVIO FRANCSICO CONTRERAS ESPINOZA acknowledges owing to PROGREEN PROPERTIES, INC, A DELAWARE CORPORATION amount of $300,000.00 Dollars (THREE HUNDRED THOUSAND DOLLARS 00 / 100 CURRENCY OF THE UNITED STATES OF AMERICA).

SECOND. - TERM. "INMOBILIARIA CONTEL" VARIABLE CAPITAL LIMITED LIABILITY COMPANY undertakes to pay PROGREEN PROPERTIES, INC, A DELAWARE CORPORATION in a time of two years, from the date of signature of this present instrument.

THIRD. - WARRANTY. "INMOBILIARIA CONTEL" VARIABLE CAPITAL LIMITED LIABILITY COMPANY, in timely guarantee and preferential payment of capital, as well as expenses and damages in the event of judgment mortgage is specifically and expressly, in favor of PROGREEN PROPERTIES, INC, A

DELAWARE CORPORATION, which constitutes the property parcel 127 Z-1 P1/1 Ejido Reforma Agraria Integral the municipality of Ensenada, Baja California, with 131-81-49.67 surface HA (One hundred thirty-one hectare eighty-one areas, forty nine point sixty seven centiares), with the following metes and bounds:

NORTH broken line, 1234.63 meters with the Transpeninsular Highway Tijuana-La Paz;

NORTHWEST 976.18 meters with the parcel 135;
SOUTHEAST 1197.33 meters with the parcel 135; and

WEST 1255.28 with the parcel 101.

FOURTH. - INTERESTS. The parties stipulate that the capital due does not become accrue interest or interest arrears.

FIFTH. - WAYS TO TERMINATION OF CONTRACT. PROGREEN PROPERTIFS, INC, A DELAWARE CORPORATION and "INMOBILIARIA CONTEL" VARIABLE CAPITAL LIMITED LIABILITY COMPANY covenant to end the debt once it has reached the objective agreed in the JOINT VENTURE CONTRACT "INMOBILIARIA CONTEL" VARIABLE CAPITAL LIMITED LIABILITY COMPANY signed by both on the day 12 February 2016 and mentioned in chapter BACKGROUND section A), B) and C) of this contract.

SIXTH. - MANDATORY COMPLIANCE. PROGREEN PROPERTIES, INC, A DELAWARE CORPORATION it may require the payment of the debt that "REAL CONTEL" LIMITED LIABILITY VARIABLE CAPITAL reconizes, in the following cases:

a)	If "INMOBILIARIA CONTEL" VARIABLE CAPITAL LIMITED LIABILITY COMPANY does not meet the objective agreed in the JOINT VENTURE CONTRACT signed by both on February 12, 2016;

b)	If "INMOBILIARIA CONTEL" VARIABLE CAPITAL LIMITED LIABILITY COMPANY does not reach to fulfill what was agreed in the JOINT VENTURE CONTRACT signed by both on February 12, 2016 within a period of two years.

c)	If "INMOBILIARIA CONTEL" VARIABLE CAPITAL LIMITED LIABILITY COMPANY does not meet the contractual obligations under the JOINT VENTURE CONTRACT signed by both on February 12 2016.

SEVENTH. - JURISDICTION.- For the interpretation, compliance and execution of this contract, the parties expressly agree to submit to the jurisdiction of the Courts in Ensenada, Baja California, with express waiver of any other jurisdiction that may correspond by reason of their present or future domicile or for any other reason that may be applicable.

EIGHTH.- LENGUAGE OF THE CONTRACT.- The present instrument is translated to English, the same is considerate original as the Spanish contract.

Read that this was the Joint Venture Agreement by the both parties and aware of its scope, responsibilities and legal purposes and stating that there is no fraud, violence or bad faith, ratify and sign of conformity in the city of Ensenada, Baja California on the 12th of February 2016.

INMOBILIARIA CONTEL	PROGREEN PROPERTIES

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